Exhibit 99.2

Supplemental Operating and Financial Data

March 31, 2006

6745 Engle Road, Suite 300
Middleburg Heights, Ohio 44130
Tel:         (440) 234-0700
Fax:         (440) 234-8776

Forward-Looking Statements

This presentation contains certain statements that may be considered to be “forward-looking statements” within the meaning of the federal securities laws.  All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future are forward-looking statements.  The Company believes that its expectations stated in this presentation are based on reasonable assumptions; however, these statements are subject to certain risks and uncertainties such as national, local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks, increasing interest rates and operating costs; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; acquisition and development risks; changes in real estate and zoning laws or regulations; risks related to natural disasters; potential environmental and other liabilities; and other factors affecting the real estate industry generally or the self-storage industry in particular. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K and its reports on Forms 10-Q and 8-K, which discuss these and other risks and factors that could cause the Company’s actual results to differ materially from any forward-looking statements. These factors could cause results, developments and business decisions to differ materially from historical results or from any results expressed or implied by such forward-looking statements.

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Forward-Looking Statements

Page

Company Background

About the Company	4
Executive Officers and Board of Trustees	4
Research Coverage	5

Financial Highlights

Common Stock Data	6
Capitalization	7

Property Information

Properties by State – Total REIT	8
Properties by State – Same-Store Portfolio	9

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About the Company

U-Store-It Trust is a self-administered and self-managed real estate investment trust focused on the ownership, operation, acquisition and development of self-storage facilities in the United States. The Company’s self-storage facilities are designed to offer affordable, easily accessible and secure storage space for residential and commercial customers. As of March 31, 2006, U-Store-It owned 374 properties in 27 states, aggregating approximately 23.4 million rentable square feet.

Executive Officers and Board of Trustees

Name	Position

Robert J. Amsdell	Chairman of the Board of Trustees
Dean Jernigan	Trustee, President and Chief Executive Officer
Todd C. Amsdell	Chief Operating Officer
Tedd D. Towsley	Vice President and Treasurer
Kathleen A. Weigand	Executive Vice President, General Counsel and Secretary
Barry L. Amsdell	Trustee
Thomas A. Commes	Trustee
John C. Dannemiller	Trustee
William M. Diefenderfer III	Trustee
Harold S. Haller	Trustee
David J. LaRue	Trustee

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Research Coverage

Analyst Contact Information (1):

Michael Knott
Green Street Advisors
(949) 640-8780

David Harris / David Toti
Lehman Brothers
(212) 526-1790 / (212) 526-2002

Jonathan Litt / Jordan Sadler
Citigroup
(212) 816-0231 / (212) 816-0438

Jeffrey J. Donnelly / Eric Rothman
Wachovia Securities
(617) 603-4262 / (617) 603-4263

John L. Sheehan / Mark Hoffmeister
A.G. Edwards & Sons
(314) 955-5834

Rick T. Murray / Paul D. Puryear
Raymond James & Associates
(727) 567-2561 / (727) 567-2253

Ross T. Nussbaum
Banc of America Securities LLC
(212) 847-5668

Rod Petrik / Tamara J. Fique
Stefel, Nicolas and Company
(410) 454-4131 / (410) 454-5873

Paul Adornato
Harris Nesbitt
(212) 885-4170

(1)

The above information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts’ reports are subject to change without notice.

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Common Stock Data

U-Store-It Trust common stock is traded on the New York Stock Exchange under the ticker symbol: YSI. Below is a summary of YSI common stock performance and dividends over the last four quarters (based on New York Stock Exchange closing price):

	Q1 2006	Q4 2005	Q3 2005	Q2 2005

High Price	$22.28	$21.93	$22.13	$19.99
Low Price	$19.94	$19.04	$18.82	$16.64
Quarter-End Closing Price	$20.15	$21.05	$20.27	$19.05
Regular Dividends per share - annualized	$1.16	$1.16	$1.12	$1.12
Annualized Regular Dividend Yield - on Quarter-End Closing Price	5.8%	5.5%	5.5%	5.9%

(in thousands)

Total Common Shares at Quarter-End	57,175	57,010	37,345	37,345
Total OP Units at Quarter-End	5,199	5,199	5,199	1,524

Total Combined Units at Quarter-End	62,374	62,209	42,544	38,869

Market Value of Common Equity at Quarter-End	$1,256,836	$1,309,499	$862,367	$740,454

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Capitalization

(Dollars, shares and units in thousands)	March 31, 2006

Notes and Mortgages Payable:
8.16% loans due November 2006	$64,773
7.13% loans due November 2006	38,928
5.085% loans due November 2009	89,477
5.19% loans due May 2010	89,486
5.325% loans due January 2011	89,497
5.13% loans due August 2012	80,000
4.96% loans due September 2012	80,000
5.97% loans due November 2015	72,034
Other fixed rate mortgage loans payable with maturity dates ranging from November 2007 through January 2015 at effective interest rates ranging from 5.00% to 5.97%	66,400
Other Notes	155

670,750

Fair market value adjustment on loans, net	3,078
Lines of Credit	46,000

Total Debt	$719,828

	Shares & Units Outstanding	Market Value (1)

Common Stock	57,175	$1,152,076
OP Units	5,199	104,760

Total Common Equity	62,374	$1,256,836

Total Market Capitalization		$1,976,664

(1)	Value based on the U-Store-It’s closing price of $20.15 on March 31, 2006.

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Properties by State - REIT (1)

Facility Location	Number of Facilities	Number of Units	Total Rentable Square Feet	% of Total Rentable Square Feet	Occupancy (2)

California	58	34,031	3,798,109	16.2%	75.8%
Florida	52	34,506	3,759,740	16.1%	86.8%
Texas	35	16,383	2,072,018	8.9%	77.0%
Ohio	30	13,232	1,709,650	7.3%	79.1%
Illinois	27	14,157	1,616,430	6.9%	75.0%
Arizona	26	12,772	1,384,279	5.9%	83.4%
Tennessee	20	9,976	1,301,015	5.6%	79.9%
Connecticut	17	7,373	873,860	3.7%	76.0%
Colorado	15	7,012	819,315	3.5%	78.8%
New Jersey	14	9,697	940,657	4.0%	77.7%
New Mexico	11	4,214	459,808	2.0%	90.4%
Indiana	9	5,419	606,599	2.6%	68.6%
North Carolina	8	4,743	555,779	2.4%	86.2%
Louisiana	6	2,329	334,324	1.4%	98.0%
Mississippi	6	2,577	330,338	1.4%	87.2%
New York	6	3,195	335,300	1.4%	77.8%
Georgia	5	3,635	431,387	1.8%	72.9%
Maryland	5	4,097	505,808	2.2%	77.3%
Utah	5	2,376	244,948	1.0%	83.4%
Michigan	4	1,787	272,911	1.2%	79.1%
Alabama	3	1,655	234,631	1.0%	83.4%
South Carolina	3	1,281	214,113	0.9%	73.3%
Massachusetts	2	1,134	115,541	0.5%	68.1%
Nevada	2	815	98,585	0.4%	81.0%
Pennsylvania	2	1,585	177,411	0.8%	82.7%
Virginia	2	1,091	131,368	0.6%	0.0%
Wisconsin	1	489	58,713	0.3%	68.2%

Total/Weighted Average	374	201,561	23,382,637	100.0%	79.3%

(1)	Includes properties owned as of March 31, 2006.
(2)	Represents total occupied square feet divided by total rentable square feet, as of March 31, 2006.

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Properties by State - Same - Store Portfolio (1)

Facility Location	Number of Facilities	Number of Units	Total Rentable Square Feet	% of Total Rentable Square Feet	Occupancy (2)

Florida	46	29,478	3,217,366	25.0%	88.5%
California	25	11,434	1,353,227	10.5%	77.9%
Illinois	25	13,407	1,517,252	11.8%	75.1%
Ohio	19	8,908	1,121,327	8.7%	80.9%
New Jersey	11	7,247	760,149	5.9%	79.3%
Indiana	9	5,419	606,599	4.7%	68.6%
Connecticut	8	3,877	415,090	3.2%	69.2%
North Carolina	8	4,743	555,779	4.3%	86.2%
Tennessee	7	3,070	374,271	2.9%	88.3%
Louisiana	6	2,329	334,324	2.6%	98.0%
Georgia	5	3,635	431,387	3.3%	72.9%
Mississippi	5	2,361	301,619	2.3%	91.1%
Arizona	4	2,223	242,030	1.9%	90.3%
Maryland	4	3,299	418,638	3.2%	79.8%
Michigan	4	1,787	272,911	2.1%	79.1%
Alabama	3	1,655	234,631	1.8%	83.4%
South Carolina	3	1,281	214,113	1.7%	73.3%
Massachusetts	2	1,134	115,541	0.9%	68.1%
New York	2	1,563	168,444	1.3%	69.4%
Pennsylvania	2	1,585	177,411	1.4%	82.7%
Wisconsin	1	489	58,713	0.5%	68.2%

Total/Weighted Average	199	110,924	12,890,822	100.0%	81.3%

(1)	Includes properties owned as of March 31, 2006.
(2)	Represents total occupied square feet divided by total rentable square feet, as of March 31, 2006.

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